Divestitures	3 Months Ended
Mar. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Divestitures	Divestitures
Donlen Sale

On March 30, 2021, the Company completed the previously announced Donlen Sale. The Company recognized a pre-tax gain in its corporate operations of $392 million, net of the impact of foreign currency adjustments, based on the difference in cash proceeds received of $891 million less $543 million net book value of assets sold plus a $45 million receivable in connection with the sale recorded in prepaid expenses and other assets in the accompanying unaudited condensed consolidated balance sheet as of March 31, 2021. The proceeds from the sale are subject to certain post-closing adjustments based on the level of assumed indebtedness, working capital and fleet equity which the Company expects to be finalized during the second quarter of 2021. On March 30, 2021, the Company and the buyer entered into a transition services agreement which provides for certain transitional services in connection with the Donlen Sale.
Sale of Non-vehicle Capital Assets

During the first quarter of 2020, the Company received additional cash from the sale of certain non-vehicle capital assets in its Americas Rental Car segment, which was completed in the fourth quarter of 2019, and recognized an additional $20 million pre-tax gain on the sale, which is included in other (income) expense, net in the accompanying unaudited condensed consolidated statement of operations for the three months ended March 31, 2020.

Sale of Marketable Securities

During the first quarter of 2020, the Company sold marketable securities for $74 million and recognized an immaterial gain on the sale in its corporate operations, which is included in other (income) expense, net in the accompanying unaudited condensed consolidated statement of operations for the three months ended March 31, 2020.